UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No.1)

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 21, 2004

                          IR BIOSCIENCES HOLDINGS, INC.
                 (Exact name of registrant specified in charter)


    Delaware                        033-05384                   13-3301899
   (State of                    (Commission File               (IRS Employer
 Incorporation)                      Number)                Identification No.)
----------------        -------------------------------   ----------------------

                         4021 N. 75th Street, Suite 201
                              Scottsdale, AZ 85251
                              --------------------
               (Address of principal executive offices) (Zip Code)

                                 (480) 922-3926
                                 --------------
              (Registrant's telephone number, including area code)


                         ------------------------------
          (Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT



On April 21, 2004, upon recommendation of its Board of Directors, the Company dismissed its certifying accountant, Stonefield Josephson, Inc. ("Stonefield"). Stonefield's report on the financial statements of the Company for the period from October 30, 2002 (inception) to December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles. However, the report included an explanatory paragraph wherein Stonefield expressed substantial doubt about our ability to continue as a going concern. From July 15, 2003, the date the Company engaged Stonefield as its certifying accountant, through April 21, 2004 the Company has not had any disagreements with Stonefield on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which if not resolved to the satisfaction of Stonefield would have caused them to make reference to the subject matter of the disagreements in connection with their reports on our financial statements. The Company has engaged Russell Bedford Stefanou Mirchandani LLP ("Russell Bedford Stefanou
Mirchandani") as its certifying accountant as of April 21, 2004 for the Company's year ending December 31, 2003. The Company has not consulted Russell Bedford Stefanou Mirchandani previously.

Stonefield's letter, which is required pursuant to Item 304(a)(3) of Regulation S-B, is attached.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits:


Exhibit
Number                             Description
--------------  ----------------------------------------------------------------
16 Letter from Stonefield Josephson, Inc. Certified Public Accountants to the Commission, dated January 11, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   IR BioSciences Holdings, Inc.

Date: January 13, 2005                             By:  /s/ Michael Wilhelm
                                                   ----------------------------
                                                   Michael Wilhelm
                                                   President
                                                   (Duly Authorized Officer)

                                  Exhibit Index



Exhibit
Number                                 Description
--------------  ----------------------------------------------------------------
16 Letter from Stonefield Josephson, Inc. Certified Public Accountants to the Commission, dated January 11, 2005.